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                                                                      EXHIBIT 10

                                                                  EXECUTION COPY


                               EXCHANGE AGREEMENT

     Exchange Agreement, dated as of November 27, 2001 (the "Agreement"), by and between The Aristotle Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), and Geneve Corporation, a corporation organized under the laws of the State of Delaware ("Geneve").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, as a condition to the closing of the merger of Nasco International Inc., an indirect subsidiary of Geneve, with and into the Company (the "Merger"), pursuant to the Agreement and Plan of Merger, dated as of November 27, 2001, by and among the Company and the parties named therein (the " Merger Agreement"), the Company and Geneve have agreed to enter into this Agreement; and

     WHEREAS, as a preparatory step, immediately prior to the Merger, the Company will distribute to its common stockholders, pro rata, a dividend of one share of newly issued Series I Convertible Voting Cumulative 11% Preferred Stock, par value $0.01, of the Company ("Series I Preferred Stock") for each share of Company common stock, par value $0.01 ("Company Common Stock"), then issued and outstanding; and

     WHEREAS, as of the date of this Agreement, Geneve owns 964,596 shares of Company Common Stock and between the date of this Agreement and the closing date of the Merger, Geneve may acquire additional shares of Company Common Stock; and

     WHEREAS, the Company and Geneve desire to exchange all shares of Series I Preferred Stock held by Geneve on the closing date of the Merger for an identical number of shares of Series J Non-Voting Cumulative 12% Preferred Stock, par value $.01 per share, of the Company (the "Series J Preferred Stock") to be issued by the Company to Geneve in such exchange;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                  Article I.
                           Exchange and Cancellation
                           -------------------------

     Section 1.1.    Exchange of Series I Preferred Stock.  Upon the terms and
                     -------------------------------------
subject to the conditions of this Agreement, Geneve hereby agrees to transfer to the Company the shares of Series I Preferred Stock owned by Geneve, and the Company agrees to issue to Geneve, in exchange therefor, an identical number of newly issued shares of Series J Preferred Stock, which when issued upon consummation of the transactions contemplated hereby will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all liens, claims, charges, security interests, or other legal or equitable encumbrances or restrictions ("Liens").

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     Section 1.2.    Tender of Series I Preferred Stock ; Issuance of Series J
                     ---------------------------------------------------------
Preferred Stock.  The exchange of the Series I Preferred Stock for the Series J
----------------
Preferred Stock described in Section 1.1 shall take place at the time of the Merger immediately following the filing of the certificate of merger with the Secretary of State of the State of Delaware, at such location as the Merger closing shall take place.

                                  Article II.
                 Representations and Warranties of the Company
                 ---------------------------------------------

     The Company hereby represents and warrants to Geneve as follows:

     Section 2.1.    Organization.  The Company is a corporation duly organized,
                     -------------
validly existing and in good standing under the laws of the State of Delaware, with full power to enter into and perform this Agreement and the transactions contemplated hereby in accordance with the terms hereof.

     Section 2.2. Authorization; Binding Effect. All corporate action necessary
                  ------------------------------
to authorize the Company to enter into this Agreement and to perform the covenants and agreements hereof to be performed by it has been duly and validly taken. The Company has validly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity. Neither the execution or delivery of this Agreement nor the performance by the Company of its covenants and agreements hereunder violates any provisions of the certificate of incorporation or bylaws of the Company, any applicable law or any material agreement, document or instrument to which it is a party or by which it is bound.

     Section 2.3.    Capitalization.  Upon issuance and delivery to Geneve as
                     ---------------
contemplated by this Agreement, the Series J Preferred Stock will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free and clear of all Liens, preemptive or similar rights, and entitled to the rights described in the certificate of incorporation of the Company.

                                 Article III.
                        Representations, Warranties, and
                           Acknowledgments of Geneve
                           -------------------------

     Geneve hereby represents, warrants and acknowledges to the Company:

     Section 3.1.    Authorization, Binding Obligation and Title to Series I
                     -------------------------------------------------------
                     Preferred Stock.
                     ----------------
     (a) Geneve has duly taken any and all action necessary to authorize the execution, delivery and performance of this Agreement in accordance with its terms. This Agreement constitutes the legal, valid and binding obligation of Geneve, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity. Neither the execution or delivery of this Agreement nor the performance by Geneve of its covenants and agreements hereunder violates or

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will violate, conflicts with or will conflict with, the terms of any applicable law or any agreement, document or instrument to which Geneve is a party or by which Geneve may be bound.

     (b) The Series I Preferred Stock to be transferred by Geneve to the Company hereunder will be free of all Liens.

     Section 3.2.    Suitability.
                     -----------
     (a) Geneve (x) has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company, (y) is able to bear the economic risks of such investment in the Company for an indefinite period and (z) at the present time could afford a complete loss of such investment.

     (b) Geneve's attorneys, accountants and other representatives (x) have been given an opportunity to ask, and have, to the extent that Geneve has considered necessary, asked questions of, and have received answers from, representatives of the Company concerning the exchange of the Series I Preferred Stock for the Series J Preferred Stock and the affairs of the Company, and such questions, if any, have been answered to the full satisfaction of Geneve and such persons; and (y) have been given or afforded access to all documents, records, books and additional information which Geneve or its representatives have requested regarding such matters.

     Section 3.3.    Awareness.
                     ---------
     (a) Geneve understands that the exchange of the Series I Preferred Stock for the Series J Preferred Stock hereunder has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws, in reliance upon exemptions therefrom for non-public offerings, and that the Series J Preferred Stock must be held indefinitely unless the sale thereof is subsequently registered under the 1933 Act and under certain state securities laws or an exemption from such registration is available. Geneve understands that the certificate or certificates for the Series J Preferred Stock will bear a legend to such effect.

     (b) Geneve shall not sell or otherwise transfer the Series J Preferred Stock unless it is registered under the 1933 Act and under any applicable securities laws, or an exemption from such registration is available. Geneve understands that neither the Company nor any other person is required to register the Series J Preferred Stock under the 1933 Act, or take any steps to perfect any exemption therefrom for any resale of the Series J Preferred Stock pursuant to Rule 144 under the 1933 Act, or otherwise. Geneve understands that there may not be any public market for the Series J Preferred Stock.

     (c) The Series J Preferred Stock is being acquired by Geneve solely for its own account for investment, and not with a view to, or for resale in connection with, a distribution.

     (d) Geneve understands that no offering memorandum or sales literature in connection with the issuance of the Series J Preferred Stock hereunder has been filed with or reviewed by the Securities and Exchange Commission or any state securities administrators. No federal or state agency has passed upon the Series J Preferred Stock or made any finding or determination as to the merits thereof.

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                                  Article IV.
                                 Miscellaneous
                                 -------------

     Section 4.1.  Binding Agreement. This Agreement shall bind and inure to the
                   ------------------
benefit of the respective parties hereto, their successors and assigns.

     Section 4.2.  Headings. The headings and descriptive titles contained in
                   ---------
this Agreement are for convenience of reference only and do not modify, limit or in any way define the interpretation or construction of the provisions of this Agreement.

     Section 4.3.  Survival of Representations and Warranties. The
                   -------------------------------------------
representations and warranties made in this Agreement by the parties hereto shall survive the execution and effectiveness hereof and any investigation or observation made by any party.

     Section 4.4.  Entire Agreement. This Agreement embodies the entire
                   -----------------
agreement and understanding between the parties hereto and supersedes all prior agreements or understandings relating to the subject matter hereof.

     Section 4.5.  Governing Law. This Agreement shall be governed by, and
                   --------------
construed in accordance with, the internal laws of the State of Delaware without reference to any principles of conflicts of laws.

     Section 4.6.  Amendments. This Agreement may not be altered or amended
                   -----------
except by a writing duly executed by any party against whom such alteration or amendment is sought to be enforced.

     Section 4.7.  Counterparts. This Agreement may be executed in two or more
                   -------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     Section 4.8.  Severability. Should any one or more of the provisions of
                   -------------
this Agreement be determined to be illegal, invalid or unenforceable, all of the other provisions of this Agreement shall be given effect separately from such provision or provisions and shall not be affected by any such determination.

                            [Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                             THE ARISTOTLE CORPORATION



                             By:  /s/ John J. Crawford
                                 ----------------------------------
                             Name:  John J. Crawford
                                   --------------------------------
                             Title:  Chairman and President
                                    -------------------------------


                             GENEVE CORPORATION



                             By:  /s/ Steven B. Lapin
                                 ----------------------------------
                             Name:  Steven B. Lapin
                                   --------------------------------
                             Title:  President
                                    -------------------------------



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